Exhibit 10.3

                    REAFFIRMATION AND RATIFICATION AGREEMENT
                    ----------------------------------------

                                                              November 30, 2005
Laurus Master Fund, Ltd.
c/o Laurus Capital Management, LLC
825 Third Avenue
New York, New York 10022

Ladies and Gentlemen:

Reference is made to the (a) Subsidiary Guaranty dated as of February 8, 2005 made by New Rochelle Telephone Corp., a New York corporation ("New Rochelle"), Telecarrier Services, Inc., a Delaware corporation ("Telecarrier"), Vox Communications Corp., a Delaware corporation ("Vox"), AVI Holding Corp., a Texas corporation ("AVI"), Telcosoftware.com Corp., a Delaware corporation ("Telco") and Line One, Inc., a New York corporation ("Line One") in favor of Laurus Master Fund, Ltd., a Cayman Islands company ("Laurus") (as amended, modified or supplemented from time to time, the "Subsidiary Guaranty"), (b) Master Security Agreement dated as of February 8, 2005 made by eLEC Communications Corp., a New York corporation (the "Company"), New Rochelle, Telecarrier, Vox, AVI, Telco and Line One in favor of Laurus (as amended, modified or supplemented from time to time, the "Master Security Agreement") and (c) Stock Pledge Agreement dated as of February 8, 2005 made by the Company, New Rochelle, Telecarrier, Vox, AVI, Telco and Line One in favor of Laurus (as amended, modified or supplemented from time to time, the "Stock Pledge Agreement") (the Subsidiary Guaranty, the Master Security Agreement and the Stock Pledge Agreement, collectively, the "Existing Security and Guaranty Agreements").

      To induce Laurus to provide additional financial accommodations to the Company evidenced by (i) that certain Secured Convertible Term Note, dated November 30, 2005, made by the Company in favor of Laurus (as amended, modified or supplemented from time to time, the "November 2005 Term Note"), (ii) the Purchase Agreement referred to in the November 2005 Term Note (as amended, modified or supplemented from time to time, the "November 2005 Purchase Agreement"), (iii) the Related Agreements referred to in, and defined in, the November 2005 Purchase Agreement (the agreements set forth in the preceding clauses (i) through (iii), inclusive, collectively, the "November 2005 Agreements"), each of the Company, New Rochelle, Telecarrier, Vox, AVI, Telco and Line One hereby:

      (a) represents and warrants to Laurus that it has reviewed and approved the terms and provisions of each of the November 2005 Agreements and the documents, instruments and agreements entered into in connection therewith;

      (b) acknowledges, ratifies and confirms that all indebtedness incurred by, and all other obligations and liabilities of, each of the Company, New Rochelle, Telecarrier, Vox, AVI, Telco and Line One under each of the November 2005 Agreements are (i) "Obligations" under, and as defined in the Subsidiary Guaranty, (ii) "Obligations" under, and as defined in, the Master Security Agreement and (iii) "Indebtedness" under, and as defined in, the Stock Pledge Agreement;

      (c) acknowledges, ratifies and confirms that each of the November 2005 Agreements are "Documents" under, and as defined in, each of the Subsidiary Guaranty, the Master Security Agreement and the Stock Pledge Agreement;

      (d) acknowledges, ratifies and confirms that all of the terms, conditions, representations and covenants contained in the Existing Security and Guaranty Agreements are in full force and effect and shall remain in full force and effect after giving effect to the execution and effectiveness of each of the November 2005 Agreements;

      (e) represents and warrants that no offsets, counterclaims or defenses exist as of the date hereof with respect to any of the undersigned's obligations under any Existing Security and Guaranty Agreement; and

      (f) acknowledges, ratifies and confirms the grant by each of the Company, New Rochelle, Telecarrier, Vox, AVI, Telco and Line One to Laurus of a security interest in the assets of (including the equity interests owned by) each of the Company, New Rochelle, Telecarrier, Vox, AVI, Telco and Line One, respectively, as more specifically set forth in the Existing Security and Guaranty Agreements.

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     This letter agreement shall be governed by and construed in accordance with the laws of the State of New York.

                                       Very truly yours,

                                       ELEC COMMUNICATIONS CORP.


                                       By:  /s/ Paul H. Riss
                                          --------------------------------------
                                            Name: Paul H. Riss
                                            Title: Chief Executive Officer


                                       NEW ROCHELLE TELEPHONE CORP.


                                       By: /s/ Paul H. Riss
                                          --------------------------------------
                                            Name: Paul H. Riss
                                            Title: Chief Executive Officer


                                       TELECARRIER SERVICES, INC.


                                       By: /s/ Paul H. Riss
                                          --------------------------------------
                                            Name: Paul H. Riss
                                            Title: Chief Executive Officer


                                       VOX COMMUNICATIONS CORP.


                                       By:  /s/ Paul H. Riss
                                          --------------------------------------
                                            Name: Paul H. Riss
                                            Title: Chief Executive Officer:


                                       AVI HOLDING CORP.


                                       By: /s/ Paul H. Riss
                                          --------------------------------------
                                            Name: Paul H. Riss
                                            Title: Chief Executive Officer


                                       TELCOSOFTWARE.COM CORP.


                                       By:  /s/ Paul H. Riss
                                          --------------------------------------
                                            Name: Paul H. Riss
                                            Title: Chief Executive Officer


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

                                       LINE ONE, INC.


                                       By: /s/ Paul H. Riss
                                          --------------------------------------
                                            Name: Paul H. Riss
                                            Title: Chief Executive Officer

Acknowledged and Agreed to by:

LAURUS MASTER FUND, LTD.


By: /s/ Eugene Grin
   --------------------------------------
     Name: Eugene Grin
     Title: Director


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